Goldman Sachs Funds



================================================================================
MID CAP EQUITY FUND                             Annual Report   January 31, 1998
================================================================================



                                                Long-term capital growth
                                                potential through a diversified
                                                portfolio of equity securities.





                                   [GRAPHIC]




                                                                         [LOGO]
                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS MID CAP EQUITY FUND


Fund Basics
as of January 31, 1998


                             Assets Under Management
                              --------------------
                                 $362.2 Million
                              --------------------


                               Number of Holdings
                              --------------------
                                       49
                              --------------------


                                 NASDAQ SYMBOLS

                                 Class A Shares
                              --------------------
                                      GCMAX
                              --------------------

                                 Class B Shares
                              --------------------
                                      GCMBX
                              --------------------

                                 Class C Shares
                              --------------------
                                      GCMCX
                              --------------------

                              Institutional Shares
                              --------------------
                                      GSMCX
                              --------------------

                                 Service Shares
                              --------------------
                                      GSMSX
                              --------------------

================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-                     Fund Total Return         Russell MidCap
January 31, 1998                        (based on NAV)(1)             Index(2)
--------------------------------------------------------------------------------
Class A (8/15/97-1/31/98)                   3.42%                     N/A
Class B (8/15/97-1/31/98)                   3.17%                     N/A
Class C (8/15/97-1/31/98)                   3.27%                     N/A
Institutional                              30.86%                   22.01%
Service (7/18/97-1/31/98)                   6.30%                     N/A
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Russell MidCap Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

================================================================================
SEC CUMULATIVE TOTAL RETURN(3)
================================================================================

For the period                                       Institutional
ending 12/31/97    Class A    Class B     Class C  (Average Annual)(4)  Service
--------------------------------------------------------------------------------
Last 12 months       N/A        N/A         N/A         36.04%            N/A
Since Inception    -3.69%     -3.30%       0.82%        25.49%           4.83%
                  (8/15/97)  (8/15/97)   (8/15/97)     (8/1/95)        (7/18/97)
--------------------------------------------------------------------------------

(3) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 1/31/98 was $22.87 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV.

================================================================================
TOP TEN HOLDINGS AS OF 1/31/98
================================================================================

                                Percentage of
Company Holding                Total Net Assets     Line of Business
--------------------------------------------------------------------------------
Quantum Corp.                        4.3%           Tape and Disk Drive Products
Lear Corp.                           3.5%           Auto Supplies
Central Maine Power Co.              3.1%           Electric Utilities
Tenet Healthcare Corp.               3.0%           Health Management
Republic N.Y. Corp.                  2.9%           Banking
Aetna Inc.                           2.9%           Healthcare Management
Tosco Corp.                          2.9%           Oil Refining and Marketing
Unicom Corp.                         2.9%           Electric Utilities
Fruit of the Loom, Inc.              2.7%           Clothing Manufacturer
Quest Diagnostics, Inc.              2.6%           Clinical Laboratories
--------------------------------------------------------------------------------

     The top 10 holdings may not be representative of the Fund's future investments.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               GOLDMAN SACHS MID CAP EQUITY FUND


Market Overview


Dear Shareholder,

The U.S. stock market took investors on an unsteady ride during the period under review -- one that saw the market climb to record highs and plummet in what would be the market's largest single-day percentage drop in a decade. Small- and mid-cap stocks lagged their large-cap brethren through most of the year, emerging briefly in mid-summer as market leaders.


          o The U.S. Equity Market: An Upward Climb Marked by Periods of Volatility -Early in the fiscal year, the Federal Reserve's decision to increase the Federal funds rate was perceived by investors as potentially the first in a series of tightenings, and the market sold off sharply. By late April, though, economic indicators slowed, reassuring the market that further rate hikes were unlikely. Renewed investor confidence sent the market soaring.

                    Throughout the remainder of the year, several factors,
               including a lack of inflationary pressure, furthered the market's upward climb. Waxing and waning investor confidence, however, caused a degree of market volatility. Most notably, in October, investor uncertainty helped to foster overreaction to falling Asian markets. The market fell precipitously, posting the largest single-day decline in nearly a decade. Soon thereafter, the market firmed as investors accepted the argument that Asian market weakness would likely have little impact on U.S. companies. Late-year strength in the market favored large, liquid names, while small- and mid-caps, despite their attractive relative valuations, struggled to regain the momentum they had achieved mid-summer.

          o The U.S. Economy: Robust Activity, Then Moderation -- Economic activity gained momentum during the first quarter of 1997, with real GDP surging at a revised 4.9% annualized rate. Growth moderated somewhat during the second quarter, a slowdown that continued into the second half of the year. Signs that the U.S. economy remained strong were eminently present, though, despite the fact that Asian market turmoil cast a shadow over sales and trade prospects to that region. Most notably, U.S. unemployment figures reached a 24-year low during the fourth quarter, as the proportion of working Americans -- approximately 64% -- reached an unprecedented level.

          o Outlook: Expect Moderating Economic Growth and Low Inflation -- Going forward, we believe the inflation and interest rate environments will likely remain favorable, particularly over the near term. Furthermore, we believe the equity market will produce returns closer to the historic norm, a scenario that should be accompanied by more normal levels of volatility. The performance of small- and mid-caps, to a significant extent, will depend upon whether or not investors broaden their focus from the largest, most liquid stocks to smaller, less widely followed issues.

               We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

               Sincerely,

               /s/David B. Ford                   /s/John P. McNulty

               David B. Ford                      John P. McNulty
               Co-Head, Goldman Sachs             Co-Head, Goldman Sachs
               Asset Management                   Asset Management

               February 27, 1998

GOLDMAN SACHS MID CAP EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Mid Cap Equity Fund for the 12-month period ended January 31, 1998.


     Performance Review: Strong Performance Relative to Peers

     The Fund's Institutional share class outperformed nearly all of its peers for the one-year period ended January 31, 1998, according to Lipper Analytical Services, Inc. The total return of the Fund's Institutional share class ranked in the top 2% of all funds in the Lipper Mid Cap Fund category (number 3 out of 258 funds. Class A shares, Class B shares, Class C shares and Service shares were not ranked because their performance records are less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results).

     Sector Allocations

      As bottom-up stock pickers, we do not focus on sectors as guidelines to value. However, in general, throughout the fiscal year, the Fund maintained overweighted positions in the consumer durables and transportation sectors, and an underweighted position in the capital goods/basic industry sector.

     Portfolio Highlights

     o Lennar Corp. -- Homebuilding stock Lennar performed well in the slow-growth, low-inflation economic environment, but company-specific developments further abetted performance. Primarily, the company appreciated as the market realized the worth of its different divisions. Additionally, at the end of October, the company completed the spin-off of its real estate investment and management business.

     o Darden Restaurants Inc. -- The company is the largest full-service restaurant group in the U.S. and operates the Red Lobster and Olive Garden restaurant chains. The company continued its positive momentum, reporting solid gains in sales and earnings. Red Lobster's profitability improved substantially from year-ago levels in terms of same-store sales and store traffic, while the Olive Garden posted earnings growth and an increase in same-store sales. Darden's aggressive stock buy-back also fueled the company's return this year.

     o Continental Airlines -- The airline benefited from its geographic hubs and from fewer discount offers, cheaper fuel pricing and increased traffic.

     o ShopKo Stores Inc. -- The company generated consistently high same-store sales and improving margins in discount retailing. The market recognized ShopKo's strategy and its consistency in a competitive environment.

     o Centex Corp. -- Centex sustained strong mid-year performance (third quarter of 1997) after announcing better than expected earnings. This announcement augmented the already positive effects of the market's recognition of 1) results in the company's cost-cutting efforts in homebuilding operations and 2) the use of its substantial free cash flow to reduce debt and grow the business.

                                               GOLDMAN SACHS MID CAP EQUITY FUND


VALUE
INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.


1
Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.


2
Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.


3
Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


     o Central Maine Power Co. -- The company continued to benefit from an ongoing restructuring process. At year-end, Central Maine Power Co.'s announcement that it had sold its nonnuclear generating assets at a higher than expected price contributed further to performance.

     Key New Acquisition

     o Quantum Corp. -- The disk drive and digital linear tape (DLT) manufacturer performed well, although it suffered a setback toward the end of the period, when company-specific issues were exacerbated by industry oversupply. Going forward, we believe the company's DLT business will be extremely profitable (DLT provides rapid backup for network servers).

     Portfolio Outlook

     We are keeping a close eye on the U.S. equity market's current valuation. In recent memory, inflation has consistently surprised on the downside, with technology improving overall productivity and the Asian economic events driving down prices of imported goods. As many investors believe this low-inflation environment will continue, the market's P/E level has risen. The current S&P 500 P/E ratio seems unsustainable to us, as the combination of rising labor costs and Asia-driven pricing pressure could squeeze U.S. margins. By focusing on reasonably valued and discounted names, however, we feel comfortable with our domestic portfolio.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,



      /s/Ronald E. Gutfleish                   /s/G. Lee Anderson

      Ronald E. Gutfleish                      G. Lee Anderson
      Portfolio Manager,                       Portfolio Manager,
      Goldman Sachs Mid Cap Equity Fund        Goldman Sachs Mid Cap Equity Fund


      /s/Eileen A. Aptman

      Eileen A. Aptman
      Portfolio Manager,
      Goldman Sachs Mid Cap Equity Fund

      February 27, 1998

GOLDMAN SACHS MID CAP EQUITY FUND


For Best Results,
It's Time in the Market That Counts


For optimal long-term investment results, time in the market can make the difference.


     After a year of record-breaking returns in the U.S. stock market, forecasts for 1998 are more subdued. As a result, investors may be tempted to move out of equities. Doing so, however, could substantially reduce a portfolio's long-term return potential.

     Investors Who Time the Market Get Less on Their Investment

     Investors who try to time the market -- that is, those who try to predict market highs and lows, and invest accordingly -- can do more harm than good to their portfolio's long-term returns.

     The chart below illustrates the effect that missing the "best" days in the market -- when stocks post their largest gains -- would have had on a portfolio's returns over the 15-year period from 1982 through 1996.


--------------------------------------------------------------------------------
The Impact of Missing the "Best" Days in the Market (1982-1996)
(Annual Return Percentage)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                                                   Annual Return
                                                     Percentage
                                                   -------------
Invested all 5,478 trading days                        16.78%
Less 10 best days                                      13.39%
Less 40 best days                                       7.53%
Less 70 best days                                       2.87%


     Based on the daily total returns of the S&P 500 Index. It assumes that all dividends were reinvested and that there were no investment fees, sales charges or taxes paid during the period. The returns shown above have been annualized. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest in the Index directly.

     Over the Long-Term, a Buy and Hold Strategy Works Best

     Over the past 20 years, the market has only generated negative returns twice. In other words, over the long term, securities prices have increased. This statistic illustrates a common theory about equity investing: buying and holding securities is generally a sounder investment strategy than timing the market.

     For More Information

     A diversified portfolio of stocks is one of the best ways to reduce the effects of market fluctuations on a portfolio. For most investors, diversification is most easily acquired through mutual funds. Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help investors weather market ups and downs. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND
Performance Summary
January 31, 1998
 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made in the Institutional Class of shares on August 1, 1995. For comparative purposes, the performance of the Fund's benchmark (the Russell
 Mid Cap Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institutional Class of shares due to differences in fees and loads.

 MID-CAP EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1995 TO JANUARY 31, 1998.

                             [GRAPH APPEARS HERE]

                                                  Russell Mid Cap Index  Fund
08/01/1995                                               10000           10000
                                                         10153           10140
                                                         10832           10227
                                                         10150            9973
                                                         10654           10253
                                                         10716           10494
Jan-96                                                   10942           10689
                                                         11199           10877
                                                         11362           10796
                                                         11683           10937
                                                         11860           11085
                                                         11682           10762
Jul-96                                                   10959           10353
                                                         11480           10749
                                                         12048           11307
                                                         12144           11428
                                                         12883           12469
                                                         12752           12740
Jan-97                                                   13229           13436
                                                         13209           13623
                                                         12648           13329
                                                         12963           14010
                                                         13909           15337
                                                         14364           15947
Jul-97                                                   15562           16980
                                                         15392           17123
                                                         16271           17883
                                                         15638           17419
                                                         16010           17195
                                                         16452           17331
Jan-98                                                   16143           17583



                                              SINCE INCEPTION ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED AUGUST 15, 1997)(A)
  Excluding sales charges                               3.42%      n/a
  Including sales charges                              -2.29%      n/a
 -------------------------------------------------------------------------
  CLASS B (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                          3.17%      n/a
  Including redemption charges                         -1.99%      n/a
 -------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                          3.27%      n/a
  Including redemption charges                          2.24%      n/a
 -------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1,
  1995)(A)                                             25.25%   30.86%
 -------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED JULY 18, 1997)(A)            6.30%      n/a
 -------------------------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS MID-CAP EQUITY FUND
Statement of Investments
January 31, 1998


  SHARES  DESCRIPTION                               VALUE
 COMMON STOCKS - 89.9%
  AIRLINES - 1.7%
  132,900 Continental Airlines Inc.*         $   6,163,237
 ---------------------------------------------------------
  APPLIANCES - 2.2%
  208,000 Sunbeam Corp.                          7,891,000
 ---------------------------------------------------------
  AUTO/VEHICLE - 3.5%
  257,000 Lear Corp.*                           12,769,687
 ---------------------------------------------------------
  BANKS - 5.3%
  549,500 National Bank of Canada, Inc.          8,511,918
  97,600  Republic N.Y. Corp.                   10,626,200
                         ---------------------------------
                                                19,138,118
 ---------------------------------------------------------
  CHEMICAL PRODUCTS - 4.5%
  223,800 IMC Global Inc.                        7,217,550
  208,600 Union Carbide Corp.                    9,139,288
                         ---------------------------------
                                                16,356,838
 ---------------------------------------------------------
  COMPUTER PERIPHERALS - 4.3%
  645,300 Quantum Corp.*                        15,729,188
 ---------------------------------------------------------
  DATACOM EQUIPMENT - 2.1%
  280,200 Bay Networks, Inc.*                    7,617,937
 ---------------------------------------------------------
  FOOD & BEVERAGES - 0.9%
  125,400 International Multifoods Corp.         3,197,700
 ---------------------------------------------------------
  FOREST PRODUCTS - 5.0%
  139,100 Georgia-Pacific Corp.                  7,667,888
  430,400 Stone Container Corp.*                 5,487,600
  205,800 Georgia-Pacific Corp.*
          (Timber Group)                         4,784,850
                         ---------------------------------
                                                17,940,338
 ---------------------------------------------------------
  GAMING - 1.8%
  280,700 Circus Circus Enterprises, Inc.*       6,456,100
 ---------------------------------------------------------
  HEALTH SUPPLIERS/SERVICES - 1.3%
  347,200 Owens & Minor Inc.                     4,708,900
 ---------------------------------------------------------
  HEALTHCARE MANAGEMENT - 12.0%
  143,700 Aetna Inc.                            10,561,950
  570,800 Quest Diagnostics Inc.*                9,489,550
  284,900 Foundation Health Systems, Inc.*       7,389,594
  211,800 Trigon Healthcare, Inc.*               5,268,525
  310,400 Tenet Healthcare Corp.*               10,708,800
                         ---------------------------------
                                                43,418,419
 ---------------------------------------------------------
  HOMEBUILDERS - 0.4%
  3,100   Centex Corp.                             194,525
  51,500  Lennar Corp.                           1,264,969
                         ---------------------------------
                                                 1,459,494
 ---------------------------------------------------------

  SHARES  DESCRIPTION                               VALUE
 COMMON STOCKS - (CONTINUED)
  HOTELS & RESTAURANTS - 0.4%
  113,800 Darden Restaurants Inc.            $   1,436,725
 ---------------------------------------------------------
  INSURANCE - BROKERS - 1.3%
  118,500 Old Republic International Corp.       4,643,719
 ---------------------------------------------------------
  INSURANCE - LIFE - 2.7%
  68,849  American General Corp.                 3,881,362
  142,200 Reliastar Financial Corp.              5,901,300
                         ---------------------------------
                                                 9,782,662
 ---------------------------------------------------------
  INSURANCE - PROPERTY & CASUALTY - 1.5%
  96,800  Allmerica Financial Corp.              5,094,100
  3,600   CNA Financial Corp.*                     481,050
                         ---------------------------------
                                                 5,575,150
 ---------------------------------------------------------
  OIL & GAS - REFINING AND MARKETING - 3.4%
  313,900 Tosco Corp.                           10,496,031
  60,500  Valero Energy Corp.                    1,909,531
                         ---------------------------------
                                                12,405,562
 ---------------------------------------------------------
  PHARMACEUTICALS - 2.3%
  72,239  Block Drug Co., Inc.                   3,124,339
  433,900 Perrigo Co.*                           5,044,088
                         ---------------------------------
                                                 8,168,427
 ---------------------------------------------------------
  REAL ESTATE - 3.0%
  433,200 Laser Mortgage Management Inc.         6,552,150
  180,700 LNR Property Corp.                     4,280,331
                         ---------------------------------
                                                10,832,481
 ---------------------------------------------------------
  RETAIL - 2.5%
  353,500 Shopko Stores Inc.*                    9,014,250
 ---------------------------------------------------------
  SEMICONDUCTORS - 4.6%
  141,200 Avnet Inc.                             8,613,200
  377,162 Vishay Intertechnology, Inc.*          7,920,402
                         ---------------------------------
                                                16,533,602
 ---------------------------------------------------------
  SPECIALTY FINANCE - 0.4%
  50,800  C.I.T. Group Inc.*                     1,527,175
 ---------------------------------------------------------
  STEEL - 4.1%
  458,400 AK Steel Holding Corp.                 8,193,900
  306,100 Ispat International NV*                6,619,413
                         ---------------------------------
                                                14,813,313
 ---------------------------------------------------------
  SUPERMARKETS - 3.8%
  464,000 Fleming Companies Inc.                 6,989,000
  158,400 Supervalu Inc.                         6,949,800
                         ---------------------------------
                                                13,938,800
 ---------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND

  SHARES  DESCRIPTION                        VALUE
 COMMON STOCKS - (CONTINUED)
  TEXTILES - 2.7%
  412,700 Fruit of the Loom, Inc.*     $  9,904,800
 --------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS - 2.3%
  130,800 Goodyear Tire & Rubber Co.      8,191,350
 --------------------------------------------------
  TOBACCO - 1.1%
  112,700 UST Inc.                        3,888,150
 --------------------------------------------------
  TRANSPORTATION & LOGISTICS - 2.0%
  157,900 CNF Transportation Inc.         7,214,056
 --------------------------------------------------
  UTILITIES - ELECTRIC - 6.9%
  686,500 Central Maine Power Co.        11,370,156
  249,200 Northeast Utilities*            3,052,700
  336,700 Unicom Corp.                   10,437,700
                         --------------------------
                                         24,860,556
 --------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $292,399,308) (A)              $325,577,734
 --------------------------------------------------

  PRINCIPAL
  AMOUNT    DESCRIPTION   VALUE

 REPURCHASE AGREEMENT - 8.7%
  $31,600,000  Joint Repurchase Agreement
               Account 5.64%, 02/02/98    $   31,600,000
 --------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $31,600,000)                      $   31,600,000
 --------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $323,999,308)                     $  357,177,734
 --------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:

  Gross unrealized gain for investments
   in which value exceeds cost            $   44,819,656
  Gross unrealized loss for investments
   in which cost exceeds value               (12,146,808)
 --------------------------------------------------------
  Net unrealized gain                     $   32,672,848
 --------------------------------------------------------

  * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $324,504,886.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.   7

GOLDMAN SACHS MID-CAP EQUITY FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $323,999,308)                                                  $357,177,734
  Cash                                                                 11,330
  Receivables:
  Investment securities sold                                        1,438,207
  Fund shares sold                                                  6,149,243
  Dividends and interest                                              371,586
  Deferred organization expenses, net                                  42,890
  Other assets                                                        171,292
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                    365,362,282
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                   2,176,758
  Fund shares repurchased                                             471,061
  Amounts owed to affiliates                                          434,455
  Accrued expenses and other liabilities                               56,393
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 3,138,667
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                 314,226,803
  Accumulated undistributed net investment income                     130,093
  Accumulated undistributed net realized gain on investment
  transactions                                                     14,688,293
  Net unrealized gain on investments                               33,466,867
  Net unrealized loss on translation of assets and
  liabilities denominated in foreign currencies                      (288,441)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $362,223,615
 -----------------------------------------------------------------------------

                                                    CLASS A   CLASS B CLASS C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (Unlimited shares
  authorized)                                     4,191,937 1,332,295 298,521
  Net asset and Class A redemption value per
  share(a)                                           $21.61    $21.57  $21.59
  Maximum public offering price per share (Class
  A NAV X 1.0582)                                    $22.87    $21.57  $21.59
 ----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (Unlimited shares authorized)          10,921,229     360
  Net asset value, offering and redemption price per
  share                                                      $21.65  $21.62
 --------------------------------------------------------------------------

 (a) At redemption, Class B and C shares may be subject to a contingent de-ferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                   $ 2,931,678
  Interest                                                           680,409
 ----------------------------------------------------------------------------
  TOTAL INCOME                                                     3,612,087
 ----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                  1,653,946
  Distribution fees                                                  125,558
  Authorized dealer service fees                                      86,845
  Transfer agent fees                                                216,874
  Custodian fees                                                      59,612
  Professional fees                                                   70,239
  Registration fees                                                   66,062
  Amortization of deferred organization expenses                      17,166
  Trustee fees                                                         1,882
  Other                                                               53,081
 ----------------------------------------------------------------------------
  TOTAL EXPENSES                                                   2,351,265
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs                      (264,378)
 ----------------------------------------------------------------------------
  NET EXPENSES                                                     2,086,887
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                            1,525,200
 ----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain from:
  Investment transactions                                         33,414,228
  Net change in unrealized gain (loss) on:
  Investments                                                     11,551,004
  Translation of assets and liabilities denominated in foreign
  currencies                                                        (288,441)
 ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                           44,676,791
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $46,201,991
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $14,613.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    9

GOLDMAN SACHS MID-CAP EQUITY FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment income                         $  1,525,200      $  1,726,659
  Net realized gain on investment
  transactions                                    33,414,228        13,627,039
  Net realized gain on options written                    --            40,466
  Net change in unrealized gain on
  investments                                     11,551,004        14,749,074
  Net change in unrealized loss on
  translation of assets and liabilities
  denominated in foreign currencies                 (288,441)               --
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 46,201,991        30,143,238
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                     (88,869)               --
  Class B shares                                          --                --
  Class C shares                                          --                --
  Institutional shares                            (1,204,893)       (1,837,675)
  Service shares                                         (15)               --
  In excess of net investment income
  Class A shares                                     (63,822)               --
  Class B shares                                     (36,518)               --
  Class C shares                                      (7,184)               --
  Institutional shares                                    --           (25,142)
  Service shares                                          (8)               --
  From net realized gain on investment and
  foreign currency transactions
  Class A shares                                  (2,003,140)               --
  Class B shares                                    (739,050)               --
  Class C shares                                    (118,344)               --
  Institutional shares                           (23,361,534)       (6,629,058)
  Service shares                                        (307)               --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (27,623,684)       (8,491,875)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              219,499,016         3,933,239
  Reinvestment of dividends and
  distributions                                   27,184,097         8,489,760
  Cost of shares repurchased                     (48,291,135)      (24,491,993)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS              198,391,978       (12,068,994)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 216,970,285         9,582,369
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              145,253,330       135,670,961
 ------------------------------------------------------------------------------
  End of year                                   $362,223,615      $145,253,330
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME           $    130,093      $    (25,142)
 ------------------------------------------------------------------------------

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Mid Cap Eq-uity Fund (the "Fund"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. At January 31, 1998, the Fund offered five classes of shares--Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of dividends and interest recorded and the amounts actually received.

GOLDMAN SACHS MID-CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 G. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 H. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Service shares sepa-rately bear a service class fee payable monthly, at an annual rate equal to .50% of the average daily net assets of the service class.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND

 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS MID-CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agree-ments were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Manage-ment ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management, service, distribution and autho-rized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses) until further no-tice to the extent such expenses exceed .10% of the average daily net assets of the Fund. For the year ended January 31, 1998, Goldman Sachs reimbursed approximately $264,000. At January 31, 1998, approximately $169,000 is owed to the fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $704,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee un-der its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the fund for a fee.
   At January 31, 1998, the Fund owed approximately $220,000, $98,000, $65,000 and $52,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1998, were $271,272,271 and $97,123,077, respectively.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $91,000 of brokerage commissions from portfolio transactions.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more re-purchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint ac-count which equaled $31,600,000 in principal amount. At January 31, 1998, the repurchase agreements held in this joint account, along with the correspond-ing underlying securities (including the type of security, market value, in-terest rate and maturity date) were as follows:

                                  PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                    AMOUNT      RATE      DATE        COST
 ------------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,   $600,000,000     5.65% 02/02/98 $  600,000,000
 dated 01/30/98, repurchase price $600,282,500 (total collateral value
 $618,151,386 consisting of FNMA: 6.50%-8.50%, 08/01/27-01/01/28; GNMA :
6.50%-8.00%, 05/15/23-11/15/27; FHLMC: 6.50%-7.00%, 06/01/00-10/01/26)
 ------------------------------------------------------------------------------
 LEHMAN BROTHERS INC.,            474,200,000     5.65  02/02/98    474,200,000
 dated 01/30/98, repurchase price $474,423,269 (total collateral value
 $483,683,617 consisting of FGLMC: 5.50%-9.50%, 01/01/99-01/01/28; FHA/VA :
7.50%-14.00%, 01/01/01-09/01/12; FNMA: 5.50%-11.25%, 09/01/00-01/01/28)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES INTERNATION-
AL,                               200,000,000     5.64  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,094,000 (total collateral value
 $204,002,700 consisting of FHLMC: 6.00%, 10/20/99; FHLB: 5.48%-5.53%,
01/15/03-01/21/03; FNMA: 7.40%, 07/01/04; FMC discount note: 03/06/98)
 ------------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL,                           270,000,000     5.64  02/02/98    270,000,000
 dated 01/30/98, repurchase price $270,126,900 (total collateral value
 $275,400,571 consisting of FNMA: 5.90%-7.52%, 02/12/98-01/22/08; FHLMC:
 6.59%-7.13%, 07/21/99-08/13/07; FHLB: 6.19%-7.00%, 08/26/99-08/21/07; FMC:
03/06/98; FFCB: 6.30%, 08/08/07d)
 ------------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,            200,000,000     5.61  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,093,500 (total collateral value
 $204,048,538 consisting of U.S. Treasury Stripped Interest Only Security:
 02/15/99; U.S. Treasury Stripped Principal Only Security: 7.8%, 08/15/01)
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $1,744,200,000
 ------------------------------------------------------------------------------

GOLDMAN SACHS MID-CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1998

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1998 and 1997 are as follows:

                         YEAR ENDED JANUARY 31, 1998   YEAR ENDED JANUARY 31, 1997
                            --------------------------------------------------------
                               SHARES         DOLLARS        SHARES         DOLLARS
 -----------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                5,841,266  $  131,260,250            --  $           --
 Reinvestments of divi-
dends and distributions        94,688       2,037,019            --              --
 Shares repurchased        (1,744,017)    (40,763,741)           --              --
                            --------------------------------------------------------
                            4,191,937      92,533,528            --              --
 -----------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                1,399,203      30,963,114            --              --
 Reinvestments of divi-
dends and distributions        30,492         662,853            --              --
 Shares repurchased           (97,400)     (2,201,814)           --              --
                            --------------------------------------------------------
                            1,332,295      29,424,153            --              --
 -----------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                  324,716       7,154,293            --              --
 Reinvestments of divi-
dends and distributions         4,930         106,487            --              --
 Shares repurchased           (31,125)       (693,155)           --              --
                            --------------------------------------------------------
                              298,521       6,567,625            --              --
 -----------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                2,288,783      50,110,458       227,071       3,933,239
 Reinvestments of divi-
dends and distributions     1,099,576      24,377,632       483,747       8,489,760
 Shares repurchased          (222,904)     (4,630,323)   (1,480,859)    (24,491,993)
                            --------------------------------------------------------
                            3,165,455      69,857,767      (770,041)    (12,068,994)
 -----------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                      452          10,901            --              --
 Reinvestments of divi-
dends and distributions             5             106            --              --
 Shares repurchased               (97)         (2,102)           --              --
                            --------------------------------------------------------
                                  360           8,905            --              --
 -----------------------------------------------------------------------------------
 NET INCREASE               8,988,568    $198,391,978      (770,041) $  (12,068,994)
 -----------------------------------------------------------------------------------

                                               GOLDMAN SACHS MID-CAP EQUITY FUND

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $25,124 from paid-in-capital to accumulated undistributed net investment in-come and $6,220 from accumulated undistributed net realized gain to accumu-lated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

 10. OTHER MATTERS

 As of January 31, 1998, Goldman, Sachs & Co. Employees Profit Sharing and Re-tirement Plan was the beneficial owner of 34% of the outstanding shares of the Fund.

GOLDMAN SACHS MID-CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             INCOME FROM
                                       INVESTMENT OPERATIONS(E)                  DISTRIBUTIONS TO SHAREHOLDERS
                               ---------------------------------------- ------------------------------------------------
                                                          NET REALIZED
                                                         AND UNREALIZED
                                           NET REALIZED     LOSS ON
                     NET ASSET            AND UNREALIZED    FOREIGN                IN EXCESS    FROM NET    NET INCREASE
                      VALUE,      NET        GAIN  ON       CURRENCY     FROM NET    OF NET   REALIZED GAIN  (DECREASE)
                     BEGINNING INVESTMENT  INVESTMENTS      RELATED     INVESTMENT INVESTMENT ON INVESTMENT IN NET ASSET
                     OF PERIOD   INCOME    AND OPTIONS    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS     VALUE
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares(b)           $23.63     $0.09        $0.77          $(0.01)      $(0.06)    $(0.04)     $(2.77)       $(2.02)
  1998 - Class B
  Shares(b)            23.63      0.06         0.75           (0.01)       (0.09)        --       (2.77)        (2.06)
  1998 - Class C
  Shares(b)            23.63      0.06         0.77           (0.01)       (0.09)        --       (2.77)        (2.04)
  1998 - Institu-
  tional Shares        18.73      0.16         5.70           (0.04)       (0.13)        --       (2.77)         2.92
  1998 - Service
  Shares(b)            23.01      0.09         1.41           (0.01)       (0.11)        --       (2.77)        (1.39)
 -----------------------------------------------------------------------------------------------------------------------
  1997 - Institu-
  tional Shares        15.91      0.24         3.77              --        (0.24)     (0.93)      (0.02)         2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institu-
  tional Shares(b)     15.00      0.13         0.90              --        (0.12)        --          --          0.91
 -----------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on August 15, 1997, August 15, 1997, August 15, 1997, August 1, 1995 and July 18, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               GOLDMAN SACHS MID-CAP EQUITY FUND

                                                                                      RATIOS ASSUMING NO  EXPENSE LIMITATIONS
                                                                          RATIO OF    ---------------------------------------
                                              NET ASSETS   RATIO OF    NET INVESTMENT                         RATIO OF
NET ASSET               PORTFOLIO   AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO     RATIO OF      NET INVESTMENT INCOME
VALUE, END    TOTAL     TURNOVER   COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET      EXPENSES TO     (LOSS) TO AVERAGE NET
OF PERIOD   RETURN(A)     RATE      RATE(F)   (IN 000S)   NET ASSETS       ASSETS     AVERAGE NET ASSETS       ASSETS
------------------------------------------------------------------------------------------------------------------------------
  $21.61       3.42%(d)   62.60%    $0.0540    $90,588       1.35%(c)       0.33%(c)       1.47%(c)             0.21% (c)
   21.57       3.17 (d)   62.60      0.0540     28,743       1.85 (c)      (0.20)(c)       1.97 (c)             (0.32)(c)
   21.59       3.27 (d)   62.60      0.0540      6,445       1.85 (c)      (0.23)(c)       1.97 (c)             (0.35)(c)
   21.65      30.86       62.60      0.0540    236,440       0.85           0.78           0.97                 0.66
   21.62       6.30 (d)   62.60      0.0540          8       1.35 (c)       0.63 (c)       1.43 (c)              0.51 (c)
----------------------------------------------------------------------------------------------------------------------------
   18.73      25.63       74.03      0.0547    145,253       0.85           1.35           0.91                 1.29
----------------------------------------------------------------------------------------------------------------------------
   15.91       6.89 (d)   58.77 (d)     --     135,671       0.85 (c)       1.67 (c)       0.98 (c)             1.54 (c)
----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID-CAP EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Mid-Cap Eq-uity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (A Delaware Business Trust), including the state-ment of investments, as of January 31, 1998, and the related statement of op-erations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1998, the results of its operations the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Mid Cap Equity Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Mid Cap Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:


1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


     An Investment Idea for the Long Term

     Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

     Goldman Sachs Mid Cap Equity Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $500 million and $10 billion at the time of investment.

     Target Your Needs

     The Goldman Sachs Mid Cap Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)


     Goldman Sachs Domestic Equity Funds

    [THE FOLLOWING TABLE WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                              [Fund Risk/Return]
Higher                        Small Cap Value Fund
Risk/Return                   CORE Small Cap Equity Fund
                              MID CAP EQUITY FUND
                              Capital Growth Fund
                              CORE Large Cap Growth Fund
Lower                         CORE U.S. Equity Fund
Risk/Return                   Growth and Income Fund


     For More Information

     To learn more about the Goldman Sachs Mid Cap Equity Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================



TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.

(C)Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: March 31, 1998                         MIDCAPAR / 65K / 3-98